EXHIBIT 32

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, the undersigned Principal Executive and Financial Officer of Flexible Solutions International, Inc. (the "Company"), hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2011 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


May 16, 2011                              /s/ Daniel B. O'Brien
                                         ----------------------
                                         Daniel B. O'Brien
                                         Principal Executive and Financial
                                         Officer